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                                                                  EXHIBIT 10.54




















                     GZA RESTATED 401(k) PROFIT SHARING PLAN


                         Effective As of January 1, 1998


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                                TABLE OF CONTENTS

                                                                        PAGE

ARTICLE I - The Plan                                                      2
        1.1    Name of Plan                                               2
        1.2    Interpretation of Plan Agreement                           2
        1.3    Reversion of Certain Contributions                         2

ARTICLE II - Definitions                                                  4
        2.1    "Account"                                                  4
        2.2    "Affiliated Company"                                       4
        2.3    "Agreement"                                                4
        2.4    "Beneficiary"                                              4
        2.5    "Board"                                                    4
        2.6    "Brokerage Agreement"                                      4
        2.7    "Code"                                                     5
        2.8    "Company Contributions"                                    5
        2.9    "Company Stock"                                            5
        2.10   "Company Stock Fund"                                       5
        2.11   "Committee"                                                5
        2.12   "Company"                                                  5
        2.13   "Compensation"                                             5
        2.14   "Effective Date"                                           6
        2.15   "Eligible Employee"                                        6
        2.16   "Employee"                                                 6
        2.17   "Entry Date"                                               6
        2.18   "ERISA"                                                    6
        2.19   "Highly Compensated Employee"                              6
        2.20   "Hour of Service"                                          7
        2.21   "Investment Fund"or "Investment Funds"                     8
        2.22   "Matching Contributions"                                   8
        2.23   "Non-Highly Compensated Employee"                          8
        2.24   "One-Year Break in Service"                                8
        2.25   "Participant"                                              9
        2.26   "Plan"                                                     9
        2.27   "Plan Year"                                                9
        2.28   "QNEC Contributions"                                       9
        2.29   "Regular Employee"                                         9
        2.30   "Rollover Contributions"                                   9
        2.31   "Tax-Deferred Contributions"                               9
        2.32   "Total Compensation"                                       9
        2.33   "Trust"                                                   10
        2.34   "Trustee"                                                 10
        2.35   "Valuation Date"                                          10
        2.36   "Voluntary Contributions"                                 10
        2.37   A "Year of Eligibility Service"                           10
        2.38   A "Year of Vesting Service"                               10
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                                                                        PAGE


ARTICLE III - Membership                                                 11
        3.1    Eligibility for Membership                                11
        3.2    Determination of Eligibility by Committee                 11
        3.3    Duration of Membership                                    12
        3.4    Leaves of Absence                                         12

ARTICLE IV - Contributions                                               14
        4.1    Salary Reduction Agreement                                14
        4.2    Annual Company Contributions                              15
        4.3    Participants' After-Tax Voluntary Contributions           16
        4.4    Payment of Contributions                                  16
        4.5    Rollover Contributions                                    16

ARTICLE V - Participants' Accounts; Valuation and Allocation of Assets   18
        5.1    Participants' Accounts                                    18
        5.2    Allocation of Contributions to Accounts                   18
        5.3    Allocations Do Not Vest Any Rights                        20
        5.4    Allocation of Forfeitures                                 20
        5.5    Allocation of Rollover Contributions                      20
        5.6    Participant Directed Investment                           21
        5.7    Investment of Certain Contributions                       24
        5.8    Valuation of Trust and Accounts                           24
        5.9    Distributions                                             24

ARTICLE VI - Limitations on Contributions and Allocations                26
        6.1    Contributions to be Deductible                            26
        6.2    Limitation on Tax-Deferred Contributions                  26
        6.3    Limitation on Matching Contributions                      29
        6.4    Multiple Use Test                                         31
        6.5    Limitations on Allocations                                32

ARTICLE VII - Payments to or for the Accounts of Participants or
               Terminated Participants                                   34
        7.1    Restriction on Payments and Distributions                 34
        7.2    Retirement at or after Age 60                             34
        7.3    Disability Retirement                                     34
        7.4    Death Benefits                                            35
        7.5    Termination of Employment Prior to Retirement or Death    37
        7.6    Reemployment                                              38
        7.7    Manner and Timing of Distributions                        40
        7.8    Waiver and Spousal Consent                                45
        7.9    Direct Rollovers                                          47

ARTICLE VIII - Withdrawals and Loans Prior to Termination of Employment  49
        8.1    In-service Withdrawals                                    49
        8.2    In-service Withdrawals for Hardship                       49

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                                                                        PAGE


        8.3    Loans to Participants                                     52

ARTICLE IX - Amendment and Termination                                   55
        9.1    Right to Amend or Terminate                               55
        9.2    Amendment for Tax Exemption                               55
        9.3    Liquidation of Trust in Event of Termination              56
        9.4    Termination of Plan and Trust                             56

ARTICLE X - Administration of the Plan                                   57
       10.1    Fiduciaries                                               57
       10.2    The Company                                               57
       10.3    GZA GeoEnvironmental Technologies, Inc.                   58
       10.4    Appointment of Administrative Committee                   58
       10.5    Investment Manager                                        59
       10.6    Claims Procedure                                          60
       10.7    Records and Reports                                       61
       10.8    Powers and Duties of the Committee                        61
       10.9    Rules and Decisions                                       63
       10.10   Authorization of Benefit Payments                         63
       10.11   Application and Forms for Benefits                        63
       10.12   Employment of Agents                                      63
       10.13   Discretionary Action                                      64
       10.14   Facility of Payment                                       64
       10.15   Compensation of Committee and Plan Expenses               65
       10.16   Indemnification                                           65
       10.17   Review of Domestic Relations Orders                       66
       10.18   Voting of Company Stock                                   66
       10.19   Tender Offer or Exchange Offer                            68

ARTICLE XI - The Company                                                 70
       11.1    No Contract of Employment                                 70
       11.2    Liability of the Company                                  70
       11.3    Action by the Company                                     70
       11.4    Successor to Business of GZA GeoEnvironmental
               Technologies, Inc                                         71

ARTICLE XII - Additional Participating Companies                         72
       12.1    Participation                                             72
       12.2    Effective Date                                            72
       12.3    Administration                                            72
       12.4    Termination                                               72

ARTICLE XIII - Top-Heavy Provisions                                      73
       13.1    General Rule                                              73
       13.2    Minimum Contribution Provisions                           73
       13.3    Minimum Vesting Provisions                                73
       13.4    Top-Heavy Plan Definition                                 74


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                                                                        PAGE


       13.5    Key Employee                                              76
       13.6    Non-Key Employee                                          76

ARTICLE XIV - Miscellaneous                                              77
       14.1    Spendthrift Provision                                     77
       14.2    Merger or Consolidation                                   77
       14.3    Construction                                              77
       14.4    Leased Employees                                          78
       14.5    Definition of Words                                       78
       14.6    USERRA                                                    79
       14.7    Titles                                                    79
       14.8    Correction Methods                                        79
       14.9    Execution of Agreement                                    79


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                     GZA RESTATED 401(K) PROFIT SHARING PLAN

         WHEREAS, effective January 1, 1986, the Goldberg-Zoino & Associates, Inc. 401(k) Profit Sharing Plan and Trust was established;

         WHEREAS, said Plan was amended and restated effective January 1, 1988 and pursuant to such amendment and restatement the name of the Plan was changed to Goldberg-Zoino & Associates, Inc. Restated 401(k) Profit Sharing Plan and Trust;

         WHEREAS, said Plan was amended effective January 1, 1991 and pursuant to such amendment the name of the Plan was changed to GZA GeoEnvironmental, Inc. Restated 401(k) Profit Sharing Plan and Trust;

         WHEREAS, the Plan was recently amended and restated effective January 1, 1994 and subsequently amended by the First and Second Amendments thereto;

         WHEREAS the Company wishes to make changes to the Plan, including further changing the name of the Plan to "GZA Restated 401(k) Profit Sharing Plan," making changes required by recent legislation and changing the Plan sponsor to GZA GeoEnvironmental Technologies, Inc.;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Trust Agreement effective January 1, 1986, as subsequently amended and restated, is hereby further amended and restated as a plan document provided herein effective as of January 1, 1998 except that changes made to Sections 2.13, 2.19, 6.2, 6.3, 7.7(f)(ii) and 14.4 are effective as of January 1, 1997.


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                                    THE PLAN

                  NAME OF PLAN. This Plan shall be known as the "GZA Restated 401(k) Profit Sharing Plan."

                  INTERPRETATION OF PLAN AGREEMENT. The Plan is established for the purpose of providing a medium for savings by eligible Employees of the Company by means of salary reduction arrangements and for additional contributions by the Company and is established for the exclusive benefit of such Employees and their Beneficiaries. So far as possible, this Plan Agreement shall be interpreted in a manner consistent with this intent and with the intent of the Company that the Plan and underlying Trust shall continue to satisfy those provisions of the Internal Revenue Code of 1986 and the Employee Retirement Income Security Act of 1974 relating to exempt employees' trusts, as either of them may from time to time be amended. Except as provided in Sections
1.3 and 10.15, under no circumstances shall any property, whether corpus or income of the Trust hereunder, or any funds contributed to the Trust, ever revert to or be used or enjoyed by the Company or be used for any purpose other than for the exclusive benefit of the Participants or their Beneficiaries.

                  REVERSION OF CERTAIN CONTRIBUTIONS. All contributions by the Company hereunder shall be made upon the condition that such contributions are fully deductible for Federal income tax purposes. In the event that any such deduction is disallowed in whole or in part, then the Company may direct the Trustee to return such contribution (to the extent disallowed) to the Company at any time within the 12-month period commencing on the date of disallowance. In the event that the Company shall make a contribution hereunder on the basis of a mistake of fact, the Company may direct the




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Trustee to return such contribution to the Company at any time within the twelve-month period commencing on the date of contribution.


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                                   DEFINITIONS

         Whenever used in this Agreement, unless the context clearly indicates otherwise, the following words shall have the following meanings:

                  "Account" means a Participant's interest in the Plan, including his Company Account, Tax-Deferred Account, Matching Account, Voluntary Account, Rollover Account, and QNEC Account, all as described in Section 5.1, and his loan account as described in Section 8.3.

                  "Affiliated Company" means (a) a participant of a controlled group of corporations (as determined under Section 414(b) of the Code and the regulations thereunder) of which the Company is a Participant, (b) an unincorporated trade or business which is under common control with the Company as determined under Section 414(c) of the Code and regulations thereunder, (c) a Participant of an "affiliated service group" (within the meaning of Section 414(m) of the Code and regulations thereunder) of which the Company is a Participant, or (d) an organization which is required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

                  "Agreement" means this Plan document as the same may be amended from time to time.

                  "Beneficiary" means the person or persons designated pursuant to the provisions of Section 7.4 of this Agreement to receive distribution of a Participant's share upon his death.

                  "Board" means the Board of Directors of the Company.

                  "Brokerage Agreement" means a brokerage account established by a Participant under the Plan with the Trustee or with a brokerage firm approved by the Trustee.


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                  "Code" means Internal Revenue Code of 1986, as amended from time to time.

                  "Company Contributions" means the contributions made by the Company pursuant to Section 4.2(c) of the Plan.

                  "Company Stock" means shares of common stock of the Company or any Affiliated Company which are readily tradeable on an established securities market.

                  "Company Stock Fund" means the Investment Fund which consists primarily of Company Stock and cash or cash equivalents.

                  "Committee" means the Administrative Committee constituted under Article X in office from time to time.

                  "Company" means GZA GeoEnvironmental Technologies, Inc. and any successor to all or a major portion of its business which accepts this Plan. The term "Company" also includes an Affiliated Company which adopts this Plan for the benefit of its Employees pursuant to Article XII.

                  "Compensation" means the regular salary and wages of an Employee paid by the Company for any Plan Year, including any amounts deferred at the election of the Participant and which is not includable in the Participant's gross income by reason of Section 125 or 401(k) of the Code, but excluding bonuses, overtime, and taxable fringe benefits.

         A Participant's Compensation taken into account under the Plan for any Plan Year beginning after December 31, 1994 shall not exceed $150,000 as adjusted by the Secretary of the Treasury or his delegate under Section 401(a)(17)(B) of the Code. On and after January 1, 1997, the family aggregation rule affecting the definition of "Compensation" shall cease to apply.


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                  "Effective Date" means January 1, 1998, the effective date of this amended and restated Plan, except as otherwise provided herein. The original effective date of the Plan was January 1, 1986.

                  "Eligible Employee" means any Regular Employee or Employee. Notwithstanding the foregoing, the term "Eligible Employee" shall not include any leased employees (as defined in Section 14.4), or Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(a)(46)) and the Company under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan.

                  "Employee" means any person who is employed by the Company as a common law employee and not classified by the Company as an independent contractor. An Employee's employment shall commence on the date on which he first performs an Hour of Service.

                  "Entry Date" means each January 1, April 1, July 1 and October
1. With respect to any Eligible Employee, his Entry Date is the Entry Date on which he is first admitted to membership hereunder.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Highly Compensated Employee" means:

                           any Employee who was, at any time in the preceding
Plan Year or the current Plan Year, a five percent owner; or


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any Employee who, in the preceding Plan Year, received Total Compensation in excess of $80,000 (as adjusted by the Secretary of the Treasury to reflect rises in the cost of living in accordance with Code Section 415(d)).

A.                         "Hour of Service" means:

1. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company. These hours shall be credited to the Employee for the twelve consecutive month computation period or periods in which the duties are performed;

                           Each hour for which an Employee is paid, or entitled
to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, or leave of absence; provided that no more than 501 Hours of Service shall be credited under this paragraph with respect to any continuous period of absence for which no duties are performed. Hours under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference;

                           Each hour for which back pay, irrespective of
mitigation of damages, is either awarded or agreed to by the Company. The same Hours of Service shall not be credited both under paragraph (a) or paragraph
(b), as the case may be and under this paragraph (c). These hours shall be credited to the Employee for the 12 consecutive month computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made; and


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                           Each hour with which the Employee is credited
pursuant to Section 3.4.

                           Solely for purposes of determining whether a One-Year
Break in Service has occurred in a twelve consecutive month computation period, an Employee who is absent from work by reason of pregnancy, birth, or adoption of his child, or for purposes of caring for such child for a period beginning immediately following such birth or adoption, shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence, provided, that the total number of hours credited under this paragraph shall not exceed the difference between 501 and the number of hours with which such Employee would otherwise have been credited during the computation period for which this paragraph applies. The Hours of Service credited under this paragraph shall be credited in the first computation period such credit is necessary to avoid a One-Year Break in Service.

                  "Investment Fund" or "Investment Funds" means such one or more separate investment accounts, including collective investment funds and mutual funds, as the Committee may from time to time, and in its sole discretion, specify as being available for the investment of Plan assets.

                  "Matching Contributions" means the contributions made by the Company pursuant to Section 4.2(b) of the Plan.

                  "Non-Highly Compensated Employee" means any Employee who is not a Highly Compensated Employee.

                  "One-Year Break in Service" means any twelve consecutive month computation period during which a Participant has not been credited with more than 500



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Hours of Service with the Company. The computation period for One-Year Breaks in
Service shall be identical to the computation period for the Participant's Years of Eligibility Service or Years of Vesting Service, as the case may be.

                  "Participant" means any Eligible Employee who is admitted to membership in the Plan as determined under Article III of this Agreement.

                  "Plan" means "GZA Restated 401(k) Profit Sharing Plan" as set forth herein, together with any and all amendments thereto.

                  "Plan Year" means the calendar year.

                  "QNEC Contributions" means the contributions made by the Company pursuant to Section 4.2(d) of the Plan.

                  "Regular Employee" means any Employee, other than a cooperative student, intern or other employee hired on a temporary basis, who is regularly scheduled to work at least 20 hours per week.

                  "Rollover Contributions" means the contributions made by an Eligible Employee pursuant to Section 4.5 of the Plan.

                  "Tax-Deferred Contributions" means the contributions required to be made by the Company pursuant to Section 4.2(a) of the Plan on behalf of each Participant who has entered into a salary reduction agreement with the Company.

                  "Total Compensation" means a Participant's total taxable compensation as reported on Form W-2 (or any substitute form) plus any amount which is deferred at the election of the Participant and which is not includable in the Participant's gross income by reason of Section 125 or 401(k) of the Code. A Participant's Total Compensation taken into account under the Plan for any Plan Year after December 31, 1994 shall not exceed $150,000 as adjusted by the Secretary of the Treasury or his delegate under



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Section 401(a)(17)(B) of the Code. On and after January 1, 1997, the family aggregation rule affecting the definition of "Total Compensation" shall cease to apply.

                  "Trust" means the trust fund created by an agreement between the Company and the Trustee for purposes of holding Plan assets.

                  "Trustee" means the United States Trust Company of New York and any duly appointed successor trustee or trustees.

                  "Valuation Date" means each business day of the Plan Year.

                  "Voluntary Contributions" means the after-tax contributions made by Participants prior to January 1, 1995.

                  A "Year of Eligibility Service" for any Employee means (a) the twelve-month period beginning on the date he becomes an Employee but only if he is credited with 1,000 or more Hours of Service during such period; AND (b) each Plan Year commencing after the date he becomes an Employee during which such Employee is credited with 1,000 or more Hours of Service.

                  A "Year of Vesting Service" for any Employee means a Plan Year during which he has been credited with 1,000 or more Hours of Service.


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                           I.          MEMBERSHIP

A. ELIGIBILITY FOR MEMBERSHIP. Each Eligible Employee, including each future Eligible Employee, shall become a Participant under the Plan as follows:

                           Each Eligible Employee who is a Regular Employee
shall be eligible to participate hereunder as of the Entry Date coincident with or first following the completion of the three (3) Months of Service AND attainment of age 21.

                           Each Eligible Employee who is not a Regular Employee
shall be eligible to participate hereunder as of the Entry Date coincident with or first following the completion of a Year of Eligibility Service AND attainment of age 21.

         For purposes of Section 3.1(a), a Regular Employee will be deemed to have completed three (3) Months of Service if he is in the employ of the Employer at any time three (3) months after his employment commencement date. Employment commencement date shall be the first day that he is entitled to be credited with an Hour of Service for the performance of duty.

         In the event an individual has completed the foregoing eligibility requirements but is not an Eligible Employee on the applicable Entry Date, such individual shall not become a Participant of the Plan at that time. If such individual thereafter becomes an Eligible Employee, such individual shall become a Participant on the date he subsequently becomes an Eligible Employee.

                  DETERMINATION OF ELIGIBILITY BY COMMITTEE. The determination of an Employee's eligibility for membership under the Plan shall be made by the Committee from the records of the Company, and the Committee's decisions on these matters shall be conclusive and binding upon all persons.

                  DURATION OF MEMBERSHIP. A Participant shall continue as an active Participant until he ceases to be an Eligible Employee and, except as otherwise provided



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in Sections 5.2(b) and 5.2(c), shall stop being an active Participant entitled to share in contributions hereunder immediately upon such cessation.

         A former Participant shall once again become an active Participant under the Plan as of the date on which he again becomes an Eligible Employee.

                  LEAVES OF ABSENCE. Except as otherwise specifically provided, an Employee who leaves the Company to enter the armed services of the United States of America and who returns to its employ at or before the expiration of 90 days after the date on which he is first entitled to be released from active duty in the armed services (or at such later date as the Company may approve or as may be required by law) or an Employee who is absent from work, with the approval of the Company, on account of sickness, disability, vacation, or for any other reason shall be credited by the Committee for all purposes of this Plan (including, without limitation, admission to membership) with the number of Hours of Service obtained by multiplying the number of hours in his regular work week during the period (the duration of which shall be determined by the Committee, in its discretion) immediately prior to the date such absence began by the duration (in weeks) of the absence.

         For purposes of this Agreement, service in the armed forces shall mean compulsory or voluntary service in the Armed Services of the United States if, under any then-applicable federal law, reemployment rights are provided upon termination of such service.

         For purposes of granting leaves of absence and determining the number of credited Hours of Service, all Employees in similar circumstances shall be treated alike in accordance with the standards set forth in Section 10.13. Nothing herein contained shall restrain the Company's right to terminate the employment of any Employee, whether or not during a leave of absence. If any Employee shall fail to return from any such absence as required by the Company in accordance with the Plan, then unless otherwise prohibited by applicable law, he shall retroactively lose all credit for those Years of Eligibility Service and Years of Vesting Service which have been credited to such Employee by reason of Hours of Service previously credited to him, with respect to such absence, under this Section 3.4 except that if the Company shall determine (and so notify the Committee in writing) that his employment was terminated at a date later than the date on which such absence commenced (but in no event later than the date on which the Employee failed to return from such absence as required by the Company), he shall retroactively lose credit only for those Hours of Service previously credited to him under this Section 3.4 with respect to that portion of such absence occurring after the date specified by the Company as the date on which his employment was terminated.


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                           I.       CONTRIBUTIONS

A. SALARY REDUCTION AGREEMENT. Each Participant who wishes to save on a tax-deferred basis may elect to have the Company make Tax-Deferred Contributions to the Plan on his behalf by agreeing to adjust his Compensation by the amount of such Tax-Deferred Contributions. The Committee or its administrative delegate shall notify each Eligible Employee on or before the date he becomes a Participant of his right to reduce his Compensation in consideration of the Tax-Deferred Contributions to be made to the Plan by the Company on his behalf. A Participant's salary reduction amount each Plan Year shall be a percentage of his Compensation equal to any whole percentage between 2% and 15%, inclusive, but not more than $10,000 (adjusted pursuant to Section 402(g)(5) of the Code and the regulations thereunder). Such salary reduction agreement shall take effect on the first payroll date that is administratively feasible. A Participant may elect to change the amount of his salary reduction and the corresponding amount of Tax-Deferred Contributions made on his behalf to any other whole percentage rate (including zero) permissible pursuant to this
Section 4.1. The Participant's election to suspend, change, or resume the amount of his salary reduction shall be made under procedures established by the Committee, which procedures may include a voice response system provided by the Committee's administrative delegate. An election to suspend salary reduction shall be processed during the next payroll period that is administratively feasible. Any change in or resumption of salary reduction shall be processed as of the first day of the following payroll period to the extent administratively feasible.

B.                ANNUAL COMPANY CONTRIBUTIONS.

1. TAX-DEFERRED CONTRIBUTIONS. Subject to the limitations of Article VI, for each payroll period, the Company shall make a Tax-Deferred Contribution to the Trust in cash on behalf of each Participant of the Plan equal to the amount, if any, by which such Participant's Compensation for such period is reduced pursuant to a salary reduction agreement between the Company and such Participant.

                           MATCHING CONTRIBUTIONS. Subject to the provisions of
Article VI, for each Plan Year, the Company shall contribute to the Trust that amount of Matching Contributions as may be voted by the Board in its sole discretion. The foregoing contribution shall be reduced by the amount of any forfeitures (other than forfeitures used to restore previously forfeited amounts under Section 7.6(b) or 10.14). Such contribution may be made in cash, Company Stock, or a combination of cash and Company Stock.

                           COMPANY CONTRIBUTIONS. Subject to the provisions of
Article VI, for each Plan Year the Company shall contribute to the Trust in cash, Company Stock, or a combination of cash and Company Stock, that amount of Company Contributions as may be voted by the Board in its sole discretion.

                           QNEC CONTRIBUTIONS. Subject to the provisions of
Article VI, for any Plan Year in which the Plan fails to meet either or both the non-discrimination tests set forth in Section 6.2 or 6.3, the Company may contribute an additional amount to the Trust to enable the Plan to satisfy such tests. Such contribution may be made in cash, Company Stock, or a combination of cash and Company Stock.

                           DETERMINATION OF COMPANY STOCK CONTRIBUTION. The
Company shall determine the number of shares of Company Stock to be contributed to the Plan by dividing the amount of contribution by the closing price of the Common Stock immediately following Board approval.

                  PARTICIPANTS' AFTER-TAX VOLUNTARY CONTRIBUTIONS. Effective January 1, 1995, after-tax voluntary contributions by Participants shall not be permitted.


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                  PAYMENT OF CONTRIBUTIONS. Effective on and after February 3,
1997, the Tax-Deferred Contributions elected by Participants in each payroll period shall be paid into the Trust by the Company as soon as possible but in no event later than the 15th business day of the month following the month in which such contributions would otherwise have been payable to the Participants in cash. The Matching Contributions and the Company Contributions to the Trust for each Plan Year shall be paid into the Trust by the Company within the time required by law in order to obtain a deduction of such contribution to the Trust for Federal income tax purposes for such Plan Year.

                  ROLLOVER CONTRIBUTIONS. An Eligible Employee may contribute all or any part of (a) any amount received by such Eligible Employee from another plan and trust qualified as an exempt employee benefit plan and trust under Sections 401(a) and 501(a) of the Code, including any direct rollover, or
(b) any amount received by such Eligible Employee out of an individual retirement account or individual retirement annuity which consists solely of amounts attributable to a prior rollover contribution from a qualified employee benefit plan which, but for such contribution to the Plan, would have been taxable income to such Eligible Employee. An Eligible Employee may make a contribution under this section whether or not he has satisfied the eligibility requirements specified in Article III. An Eligible Employee who makes a contribution under this Section 4.5 and does not otherwise qualify as a Participant is, nevertheless, deemed to be a Participant for the limited purpose of administering that contribution. Contributions under this Section 4.5 shall be made in cash, check, or securities, provided that such securities are acceptable to the Trustee and shall be deposited into the Investment Funds in the proportions designated by the Participant pursuant to Section 4.5. An Eligible Employee shall be fully vested at all times in his contributions made under this Section

4.5. Rollover Contributions pursuant to this Section 4.5 shall not be deemed to be Participant contributions for purposes of Article VI. If the Committee shall subsequently determine that contributions made to the Plan by an Eligible Employee pursuant to this Section 4.5 do not qualify as Rollover Contributions, such contributions, as adjusted for earnings or losses, shall be distributed to the Eligible Employee as soon as administratively feasible.

                  I.       PARTICIPANTS' ACCOUNTS; VALUATION AND ALLOCATION OF
ASSETS

A. PARTICIPANTS' ACCOUNTS. The following Accounts for each Participant shall be maintained in each Investment Fund of the Trust:

                           A Tax-Deferred Account to which the Tax-Deferred
Contributions made by the Company on behalf of the Participant shall be allocated;

                           A Matching Account to which Matching Contributions
made by the Company on behalf of the Participant shall be allocated;

                           A Company Account to which discretionary Company
Contributions allocated to such Participant shall be allocated;

                           A Voluntary Account to which voluntary, after-tax
contributions made by the Participant prior to January 1, 1995 shall be allocated;

                           A Rollover Account to which rollover contributions
made by an Eligible Employee under Section 4.5 shall be allocated; and

                           A QNEC Account to which QNEC Contributions made
pursuant to Section 4 on behalf of the Participant shall be allocated.

                  Contributions shall be allocated to the appropriate Account in accordance with Section 5.2 when paid to the Trust by the Company and, except for amounts allocated to the Company Stock Fund, shall be deposited to the Investment Funds in the proportions designated by the Participant pursuant to
Section 5.6.

                  ALLOCATION OF CONTRIBUTIONS TO ACCOUNTS. Amounts contributed to the Plan shall be allocated among the accounts of Participants as follows:

                  ALLOCATION OF TAX-DEFERRED CONTRIBUTIONS. All Tax-Deferred Contributions made by the Company on behalf of each Participant pursuant to
Section 4.2(a) shall be allocated to such Participant's Tax Deferred Account.

                  ALLOCATION OF MATCHING CONTRIBUTIONS. Upon receiving Matching Contributions made by the Company pursuant to Section 4.2(b) for any Plan Year, and after the Account balances of Participants have been adjusted to reflect reevaluation of the Trust, the Trustee shall allocate the Matching Contributions for such Plan Year to the Matching Account of each Participant who either (i) is credited with at least 1,000 Hours of Service for such Plan Year and is an Eligible Employee (or is on an approved leave of absence) on the last day of such Plan Year, or (ii) retired upon or after attainment of age 60, died, or became "permanently and totally disabled" (as defined in Section 7.3) during such Plan Year. The portion of the Matching Contributions allocated to an eligible Participant shall bear the same ratio to the total Matching Contributions as the Tax-Deferred Contributions of such Participant bears to the total Tax-Deferred Contributions of all eligible Participants. For this purpose, Tax-Deferred Contributions of each eligible Participant in excess of two percent (2%) of his Compensation for such Plan Year shall be disregarded.

                  ALLOCATION OF COMPANY CONTRIBUTIONS. Upon receiving Company Contributions made by the Company pursuant to Section 4.2(c) for any Plan Year, and after the Account balances of Participants have been adjusted to reflect reevaluation of the Trust, the Trustee shall allocate a portion of the Company Contributions for such Plan Year to the Company Account of each Participant who either (i) is credited with at least 1,000 Hours of Service for such Plan Year and is an Eligible Employee (or is on an approved leave of absence) on the last day of such Plan Year, or (ii) retired upon or after attainment of age 60, died, or became "permanently and totally disabled" (as defined in Section 7.3) during such Plan Year. The portion of the discretionary Company Contributions allocated to an eligible Participant shall bear the same ratio to the total discretionary Company Contributions as the "compensation" of such Participant bears to the total "compensation" for all eligible Participants. For purposes of this Section 5.2(c), "compensation" means Compensation as defined in Section
2.11 plus overtime.

                  ALLOCATIONS DO NOT VEST ANY RIGHTS. An allocation of contributions hereunder shall not operate to vest in any Participant any right or interest in any specific assets of the Trust, unless specifically stated to the contrary herein; nor shall such allocation operate to vest any benefits in a Participant, all rights to vested benefits hereunder being governed by the terms of Article VII.

                  ALLOCATION OF FORFEITURES. Except as otherwise provided in
Section 7.6(b), any amounts held by the Trustee representing forfeitures during a Plan Year shall be applied toward reducing the aggregate amount of Matching Contributions determined by the Company for the Plan Year pursuant to Section 4.2(b) unless the Committee directs the Trustee to use all or a portion of such forfeitures to pay Plan expenses.

                  ALLOCATION OF ROLLOVER CONTRIBUTIONS. At the time of payment of Rollover Contributions to the Trust pursuant to Section 4.5, the Committee shall deliver to the Trustee a schedule showing the name of each Participant whose Rollover Contributions are included in said payment, the amount of such Rollover Contributions made by each such Participant and the portion of such Rollover Contributions that is to be invested in each Investment Fund. The Trustee shall credit to the Rollover Account of each Participant listed on such schedule the amount of the Rollover Contributions of such Participant as shown therein.

A.                         PARTICIPANT DIRECTED INVESTMENT.

1. Each Participant, including each terminated Participant, shall elect the manner of investment of all amounts which have been allocated to his

Accounts; provided, however, that the Participant may not direct the amount in his Accounts that is invested in the Company Stock Fund. Such election shall direct the percentage, in whole percentage amounts, of the aggregate amount then credited, and/or thereafter to be credited, to such Accounts which is to be invested by the Trustee in each of the Investment Funds. The Committee's administrative delegate shall maintain records of account at all times adequately reflecting each Participant's interest in each of the Investment Funds.

                           A Participant may also establish a Brokerage Account
for the investment of assets in his Accounts in publicly-traded securities, including but not limited to stocks, bonds and mutual funds and, limited partnership interests. Any investments within the Brokerage Account shall be made by direct instructions to the Committee's administrative delegate and shall be subject to the rules imposed by the brokerage firm. With respect to amounts credited to a Brokerage Account for which no specific investment instructions have been received, such amounts shall be deposited in a short-term money market fund selected by the Committee. Notwithstanding the foregoing, the Committee may establish a minimum investment amount or account balance amount as a prerequisite for establishing a Brokerage Account.

                           While any balance remains in the Accounts of a
Participant after his death, the Beneficiary of a Participant shall direct the investment of the Accounts to the same extent as if the Beneficiary were the Participant. An alternate payee named in a qualified domestic relations order shall direct the investment of the Participant's Accounts subject to the order to the same extent as if such alternate payee were the Participant.

                           A Participant may elect to transfer any amounts from
one Investment Fund to another Investment Fund at any time by direct instructions through voice response system to the Committee's administrative delegate with respect to the desired transfer. Subject to (b) above, a Participant may also elect to transfer any amounts from the Brokerage Account to an Investment Fund or from an Investment Fund to a Brokerage Account at any time by direct instructions to the Committee's administrative delegate with respect to the desired transfer. The Participant's transfer election shall be made in whole percentages of his Account or in dollars. The Committee's administrative delegate shall effect any such transfer promptly in accordance with its stated policies, and shall report all such transfers to the Committee at a time and in a manner agreed to with the Committee.

                           All dividends and capital gains or other
distributions received on mutual fund shares held in each Participant's Accounts shall be reinvested in full and fractional shares and all amounts so received or purchased upon such reinvestment shall be credited to such Accounts. If any dividends or capital gains or other distributions may be received at the election of the shareholder in additional shares or in cash or other property, the Trustee shall elect to receive such dividends or capital gains or other distributions in additional shares. The Committee's administrative delegate shall keep and regularly furnish to the Committee a detailed cumulative statement of each Participant's account balances, showing separately each Account, and the contributions credited to each Account for each period; the shares (including fractional shares thereof) purchased therewith and the number and cost of the same, the earnings thereon and the shares purchased therewith and the number and cost of the same, each transfer of cash or property from one investment to another, including fees, and commissions and each transaction within the Brokerage Accounts; and shall furnish to the Committee and the Trustee any necessary information required by the Trust or government regulations; shall prepare for the Committee and the Trustee such returns, reports or forms pertaining to such investment as the Committee or the Trustee shall be required to furnish to any governmental agency; and in general to do any and all such administrative acts under the Trust as the Trustee or the Committee may do through such a designee.

                           Any investment election made hereunder shall continue
to be effective until properly revoked by the Participant. If, at any time, there shall be no investment election in effect with respect to a Participant, the Committee shall direct the Trustee to invest all amounts standing in or thereafter to be credited to such Participant's Accounts in such one or more of the Investment Funds as the Committee shall, in its sole discretion, select on a uniform basis for all Participants similarly situated.

                           Any investment expenses incurred by a Participant's
Account, including exchange or redemption fees, deferred sales charges, commissions, brokerage fees, shall be charged to such Participant's Account.

                           It is intended that Section 404(c) of ERISA and the
regulations issued thereunder will apply to the exercise of investment responsibilities under this Section 5.6. The Company, the Committee and the Trustee shall be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

                  INVESTMENT OF CERTAIN CONTRIBUTIONS. The Committee may direct the Trustee to invest amounts contributed by the Company, including amounts contributed in Company Stock, in the Company Stock Fund. Notwithstanding any other provision of the Plan to the contrary, no employee contribution, including Voluntary Contributions, Tax-Deferred Contributions or Rollover Contributions, may be invested in the Company Stock Fund.

                  VALUATION OF TRUST AND ACCOUNTS. As of the end of each Valuation Date, the Trustee shall determine the net worth of the assets and liabilities of the Trust and the Trustee shall cause the Account balances of each Participant and each former Participant to be adjusted to reflect its income, gain, losses, appreciation, depreciation and expenses since the last Valuation Date. In determining the net worth of the Trust or any component thereof, the Trustee shall value the assets at their fair market value and the Trustee shall determine the fair market value of assets with no readily ascertainable market value on any reasonable basis it may deem appropriate; provided, however, that such basis is consistently and uniformly used on each Valuation Date.

                  DISTRIBUTIONS. Whenever the Committee shall direct the Trustee to make any distribution to or in behalf of a Participant in accordance with the provisions of Article VI, VII, VIII or IX, the Participant's Accounts from which such distribution is made shall be charged with the amount of such distribution. For this purpose, distributions shall also include in-service withdrawals or loans. Such distribution shall first be withdrawn pro rata among the Investment Funds, and then from the Brokerage Accounts. The amount to be so distributed shall be based on the value of the Accounts determined as of the Valuation Date selected by the Trustee in accordance with the Trustee's stated policies.

                  LIMITATIONS ON CONTRIBUTIONS AND ALLOCATIONS

                  CONTRIBUTIONS TO BE DEDUCTIBLE. The aggregate Tax-Deferred Contributions made by the Company each Plan Year shall not exceed that amount which, when added to the Company Contributions and Matching Contributions made by the Company for that Plan Year, equals the maximum amount allowable as a deduction by the Company under Section 404 of the Code with respect to such Plan Year.

                  LIMITATION ON TAX-DEFERRED CONTRIBUTIONS.

                           For each Plan Year commencing on or after January 1,
1997, the Tax-Deferred Contributions on behalf of the group of Participants who are Highly Compensated Employees shall be limited so that one of the following tests is met:

                           The Actual Deferral Percentage of the group of Participants who are Highly Compensated Employees for the current Plan Year is not more than the Actual Deferral Percentage of the group of Participants who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                           The Actual Deferral Percentage of the group of Participants who are Highly Compensated Employees for the current Plan Year is not more than two (2) percentage points greater than the Actual Deferral Percentage of the group of Participants who were Non-Highly Compensated Employees for the preceding Plan Year and the Actual Deferral Percentage of the group of Participants who are Highly Compensated Employees for the current Plan Year is not more than the Actual Deferral Percentage of the group of Participants who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2).

                           As used in (a) above, "Actual Deferral Percentage"
for a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Eligible Employee in such group and expressed as a percentage) of (i) the amount of the Tax-Deferred Contributions actually made by the Company on behalf of the Participant for such Plan Year to
(ii) the amount of the Participant's Total Compensation for the Plan Year, excluding any amounts earned prior to the Eligible Employee's Entry Date. For this purpose, an Eligible Employee who has met the Plan's eligibility requirement but has not elected to make any Tax Deferred Contributions is nevertheless deemed to be a Participant.

                           If, for any Plan Year, the deferrals made by
Participants who are Highly Compensated Employees exceed the deferral rate allowed under (a) above, to the extent permitted by law, the Company, in its discretion, may make a QNEC Contribution for eligible Participants who are not Highly Compensated Employees, to be allocated among their QNEC Accounts in proportion to their Total Compensation for the Plan Year, excluding any amounts earned prior to the Eligible Employee's Entry Date.

                           If, for any Plan Year, the Committee determines the
Tax-Deferred Contributions made on behalf of Highly Compensated Employees exceed the limitation set forth in (a) above and to the extent the contribution described in (c) above is not made, the Committee shall direct the Trustee to reduce such contributions of such Highly Compensated Employees, beginning with the highest amount of the Tax-Deferred Contributions, to the extent necessary to cause the Plan to meet such limitation. Any Tax-Deferred Contributions so reduced, together with income or loss allocable thereto in accordance with
Section 6.2(e) below, shall be returned to the Highly Compensated Employees on whose behalf such contributions were made no later than December 31 of the following Plan Year. In making such return of excess contributions, withdrawals shall be made first from a Participant's interest in the Investment Funds on a pro rata basis and, if necessary, from his interest in any Brokerage Account.

                           The income or loss allocable to Tax-Deferred
Contributions which exceed the limitation set forth in (a) above shall be determined by multiplying the sum of the investment gain or loss earned by such Participant's Tax-Deferred Account for the Plan Year by a fraction. The numerator of the fraction is the amount of the Participant's excess Tax-Deferred Contributions to be distributed and the denominator is the sum of the amount credited to the Tax-Deferred Account as of the beginning of the Plan Year plus the Participant's Tax-Deferred Contributions for the Plan Year. Gain or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded. Notwithstanding the foregoing, the amount that would otherwise be distributed to a Participant in accordance with the provisions of (d) above shall be reduced in accordance with Treasury regulations by the amount, if any, distributed to the Participant for the Plan Year under Section (g) below.

                           Any Matching Contributions attributable to the excess
Tax-Deferred Contributions distributed in accordance with (d) above shall be forfeited and shall be applied to reduce Matching Contributions pursuant to
Section 4.2(b).

                           If, during any Plan Year, more than the maximum
permissible amount under Section 402(g) of the Code is allocated pursuant to one or more cash or deferred arrangements to a Participant's accounts under this Plan and any other Plan described in Sections 401(k), 408(k), or 403(b) of the Code, the following provisions shall apply:

                           No later than March 1 of the next succeeding Plan Year, the Participant may, but is not required to, allocate all or part of such contributions in excess of the maximum permissible amount ("excess deferrals") to this Plan. To be effective, such allocation must be in writing, state that excess deferrals have been made on behalf of such Participant for the preceding Plan Year, and state the amount of such excess allocated to the Plan.

                           To the extent a Participant timely allocates excess deferrals to this Plan pursuant to (i) above, the Committee shall direct the Trustee to distribute such excess deferrals, as adjusted for gain or losses allocable thereto in accordance with Section 6.2(e), to the Participant no later than the April 15 following such allocation. In making such distribution withdrawals shall be made first from the Participant's interest in the Investment Funds on a pro rata basis and, if necessary, from any Brokerage Account.

                           All determinations required under this Section 6.2
shall be made by the Committee, and its determination shall be final and binding on all persons.

A.                         LIMITATION ON MATCHING CONTRIBUTIONS.

1. For each Plan Year commencing on or after January 1, 1997, the Matching Contributions on behalf of the group of Participants who are Highly Compensated Employees shall be limited so that one of the following tests is met:

                                    the Average Contribution Percentage of the
         group of Participants who are Highly Compensated Employees for the current Plan Year is not more than the Average Contribution Percentage of the group of Participants who were Non-Highly Compensated Employees for the preceding Plan year multiplied by 1.25; or
                                    the Average Contribution Percentage of the
         group of Participants who are the Highly Compensated Employees of the current Plan Year is not more than two (2) percentage points greater than the Average Contribution Percentage of the group of Participants who were Non-Highly Compensated Employees for the preceding Plan Year and the Average Contribution Percentage of the group of Participants who are Highly Compensated Employees for the current Plan Year is not more than the Average Contribution Percentage of the group of Participants who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by two (2).

                           As used in (a) above, "Average Contribution
Percentage" of a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Participant in such group) of (i) the amount of the Matching Contributions allocated to the Participant for such Plan Year to (ii) the Participant's Total Compensation for the Plan Year, excluding any amounts earned prior to the Participant's Entry Date.

                           If, for any Plan Year, the test in (a) above is
exceeded, the Company, in its discretion, may make a QNEC Contribution for eligible Participants who are not Highly Compensated Employees, to be allocated among their QNEC Accounts in proportion to their Tax-Deferred Contributions for the Plan Year.

                           If, for any Plan Year, the Committee determines the
Matching Contributions allocated to Participants who are Highly Compensated Employees exceed the limitation set forth in (a) above and to the extent the contribution described in (c) above is not made, the Committee shall direct the Trustee to reduce the Matching Contributions allocated to such Highly Compensated Employees, beginning with the highest amount of Matching Contributions, to the extent necessary to cause the Plan to meet such limitation. The vested portion of such Matching Contributions so reduced ("Excess Aggregate Contributions"), adjusted for income or loss allocable thereto, shall be distributed by December 31 of the following year to the Participants to whose Matching Account such contributions were allocated. The non-vested portion of the Excess Aggregate Contributions, adjusted for income or loss allocable thereto, shall be forfeited no later than December 31 of the following Plan Year and shall be applied to reduce Matching Contributions pursuant to the provisions of Section 4.2(b).

                           The income or loss allocable to Excess Aggregate
Contributions shall be determined by multiplying the sum of the investment gain or loss earned by such Participant's Matching Account for the Plan Year by a fraction. The numerator of the fraction is the amount of the Participant's Excess Aggregate Contributions and the denominator is the sum of the amount credited to the Matching Account balance as of the beginning of the Plan Year plus the Matching Contributions allocated to the Matching Account for the Plan Year. Gain or loss allocable to the period between the end of the Plan Year and the date of distribution shall be disregarded.

                           All determinations required under this Section 6.3
shall be made by the Committee, and its determination shall be final and binding on all persons.

                  MULTIPLE USE TEST. The sum of Actual Deferral Percentages and Average Contribution Percentages of the Participants who are considered Highly Compensated Employees shall not exceed the combined limit determined under rules and regulations promulgated by the Internal Revenue Service to prevent the multiple use of the alternative limit set forth in Section 6.2(a)(ii) and
Section 6.3(a)(ii). If the combined limit should be exceeded in any Plan Year, the Committee shall direct the Trustee to reduce the

Tax-Deferred Contributions of Participants in accordance with Section 6.2(d), to the extent necessary to meet the combined limit.

                  LIMITATIONS ON ALLOCATIONS. Notwithstanding anything hereinabove to the contrary, the amount of "annual additions" credited to the Accounts of any Participant for any Limitation Year shall be reduced to the extent that the amount so credited would cause contributions credited to the Accounts of such Participant under the Trust for such Limitation Year to exceed the lesser of

                           $30,000, as adjusted pursuant to Section 415(d) of
the Code, or

                           25 percent of such Participant's Total Compensation
for such Limitation Year.

         For purposes of this Section 6.5, "annual additions" shall mean for any Limitation Year the sum of employer contributions and forfeitures credited to the Participant's Accounts under this Plan and any other defined contribution plan maintained by the Company or any Affiliated Company during such Limitation Year (including any Tax-Deferred Contributions returned to the Participant pursuant to Section 6.2(d) or 6.4, any Matching Contributions returned to or forfeited by the Participant pursuant to Section 6.3(d), but excluding any Tax-Deferred Contributions returned to the Participant pursuant to Section 6.2(g)).

         Any reductions required pursuant to the foregoing paragraph shall be made in the following order: (i) against the Tax-Deferred Contributions made on behalf of such Participant for the Limitation Year, which shall be refunded to the Participant with earnings; (ii) against the Matching Contributions allocated to the Participant's Matching Account for the Limitation Year; and (iii) against the Company Contributions, if any, allocated to the Participant's Company Account for the Limitation Year. If any reduction is required under (ii) or
(iii) above, the amount of such reduction shall be held unallocated and shall be reapplied to reduce contributions made in the future by the Company on behalf of the Participant if the Participant is covered by the Plan as of the end of the Limitation Year. If the Participant is not covered by the Plan as of the end of such Limitation Year, the amount of such reduction shall be held unallocated in a suspense account and shall be used to reduce Company Matching Contributions and discretionary Company Contributions made on behalf of all eligible Participants for such Limitation Year (and succeeding Limitation Years, as necessary).

         For purposes of this Section 6.5, the Plan's Limitation Year shall be the Plan Year.

                     I.    PAYMENTS TO OR FOR THE ACCOUNTS OF
                     PARTICIPANTS OR TERMINATED PARTICIPANTS

                  RESTRICTION ON PAYMENTS AND DISTRIBUTIONS. No money or other property of the Trust shall be paid out or distributed by the Trustee except (a) for the purchase or other acquisition of investments, (b) for defraying the expenses, including taxes, if any, of administering the Trust as elsewhere herein provided, (c) for the return of contributions as provided in Section 1.3, or (d) for the purpose of making distributions to or for the benefit of Participants in accordance with the rules set forth in this Plan.

         All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Company assumes no liability or responsibility therefor.

                  RETIREMENT AT OR AFTER AGE 60. Upon retirement of a Participant, which shall be deemed to mean any termination of his employment with the Company at or after his reaching age 60 for a reason other than death, the Committee shall direct the Trustee to distribute, in accordance with the provisions of Section 7.7, the full amount standing to the credit of such Participant's Accounts. A Participant shall become fully vested in his Accounts upon attaining age 60.

                  DISABILITY RETIREMENT. If a Participant becomes "permanently and totally disabled" while an Employee, the Participant shall be fully vested in his Accounts and the Committee shall direct the Trustee to distribute, in accordance with the provisions of Section 7.7, the full amount standing to the credit of such Participant's Accounts. For purposes of this Section 7.3, "permanently and totally disabled" shall mean suffering from a physical or mental condition resulting from bodily injury, disease or mental disorder which, in the opinion of a licensed physician chosen by the Committee, renders the Participant incapable of continuing his usual and customary employment with the Company.

A.                         DEATH BENEFITS.

1. Upon the death of a Participant while actively employed by the Company, the Participant's Accounts shall become fully vested. Upon the death of a Participant who is not actively employed by the Company, no additional vesting shall occur. Upon the death of a Participant (including a former active Participant) prior to his "annuity starting date," the vested portion of such Participant's Accounts shall be distributed to his surviving spouse, if any, by the purchase of a "pre-retirement survivor annuity;" provided, however, that if the pre-retirement survivor annuity has been waived pursuant to Section 7.8, the vested portion of such Participant's Accounts shall be distributed pursuant to Section 7.4(b) below. For purposes of this Section 7.4 and Section 7.8(a)(ii), "annuity starting date" means (i) the first day of the first period for which an amount is payable as an annuity, or
(ii) in the case of a benefit not payable in the form of an annuity the first day on which all events have occurred which entitle the Participant to such benefit.

                  A "pre-retirement survivor annuity" is a nontransferable annuity contract payable in equal monthly amounts for the life of the surviving spouse, with such payments commencing upon a date selected by the surviving spouse, which date shall be no earlier than a reasonable period of time after the Participant's death and no later than the date on which the Participant would have attained age 70 1/2 had he survived. A surviving spouse entitled to a pre-retirement survivor annuity may, in lieu thereof, elect to have such amount distributed to her, as a designated Beneficiary, under one of the options of
Section 7.7.

                  Notwithstanding the foregoing, if the value of the portion of a deceased Participant's Accounts distributable under this Section 7.4(a) does not exceed $5,000 (determined as of the proposed date of distribution), the Committee shall direct the

Trustee to pay such amount to such Participant's surviving spouse in one lump sum payment, such payment to be in lieu of purchasing a pre-retirement survivor annuity.

                  A former spouse shall be treated as a surviving spouse to the extent benefits must be paid to such former spouse upon the Participant's death pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), except that no consent shall be required from such former spouse with respect to the designation of a Beneficiary to receive benefits not subject to said order.

                           If, and only if, a Participant is permitted under
this Section 7.4 to designate a Beneficiary other than his surviving spouse, then such Participant's Accounts shall be distributed in accordance with this paragraph (b) of Section 7.4. Such a Participant shall have the right to designate one or more Beneficiaries, including contingent Beneficiaries, entitled to receive the amount payable in behalf of such Participant under the provisions of this Plan in the event of death. Such designation shall be made in writing in such manner as the Committee shall determine. A Participant may change such designation from time to time, and may revoke such designation, provided, however, that any subsequent designation must meet the requirements of this Section 7.4 and Section 7.8. Upon the death of any Participant, the Committee shall direct the Trustee to distribute, for the benefit of such Participant's Beneficiaries and in accordance with the provisions of Section 7.7, the full amount standing to the credit of the Participant's Accounts. If a Participant dies without having designated a Beneficiary, or if none of the designated Beneficiaries survives the Participant, or if the Committee is in doubt as to the effective status of a Beneficiary designation, distribution of the Participant's Accounts shall be made to his surviving spouse, if any, and otherwise to the duly appointed executor or administrator of his estate. If a Beneficiary entitled to receive any amount payable on behalf of a Participant under the Plan dies prior to having received the entire amount, the undistributed balance, together with any interest accumulated thereon, shall be distributed to such Beneficiary's estate in accordance with Section 7.7.

                  TERMINATION OF EMPLOYMENT PRIOR TO RETIREMENT OR DEATH. If any Participant terminates his employment with the Company under circumstances other than by reason of retirement, disability, or death, as provided for under Sections 7.2 through 7.4, he shall be entitled to a termination benefit equal to the full amount standing to the credit of his Tax-Deferred Account, Voluntary Account, Rollover Account, and QNEC Account, and the vested portion of his Matching Account and Company Account determined as follows:

             Years of Vesting Service                Vested Percentage
             ---------------------------------------------------------

                  Less than 3                                  0%
                            3                                 20%
                            4                                 40%
                            5                                 60%
                            6                                 80%
                    7 or more                                100%

         A Participant absent from the employ of the Company on an absence with respect to which he is credited with Hours of Service pursuant to Section 3.4 shall not be considered to have terminated his employment for purposes of this Section unless he shall fail to return from such absence; and in such event, the date of his termination of employment shall be determined pursuant to the provisions of Section 3.4.

         The vested benefit determined in accordance with the foregoing provision shall never be adjusted or altered in any fashion on account of any Years of Vesting Service which the Participant might complete upon reemployment with the Company after a Break in Service, except as provided in Section 7.6.

         The determination of the amount to which such terminated Participant is entitled in accordance with the foregoing rules shall be made by the Committee.

         Any amounts standing to the credit of a Participant's Accounts to which he is not entitled at the time of his termination of employment shall be forfeited by him upon the earlier of the payment of the full amount to which such Participant is entitled under the Plan or the occurrence of five (5) consecutive One-Year Breaks in Service by a such Participant. For purposes of the preceding sentence, a terminated Participant who is not entitled to receive any portion of his Matching and Company Accounts under the Plan shall be deemed to have received the entire amount to which he is entitled on the date his employment terminates and shall forfeit his entire Matching and Company Accounts as of that date.

         Upon the termination of a Participant's employment as described above in subsection (a), the Committee shall direct the Trustee to distribute the Participant's vested benefit in accordance with Section 7.7.

                  REEMPLOYMENT. If a terminated Participant is reemployed by the Company, he shall again become a Participant upon becoming an Eligible Employee as provided in Section 3.3, and all his prior Years of Vesting Service shall be fully restored for all purposes of the Plan.

         If such a terminated Participant was not 100% vested under Section 7.5 at the time of his prior termination, the following special provisions shall apply:

                           If such a terminated Participant is reemployed after
incurring five (5) or more consecutive One-Year Breaks in Service, he shall have no right to the previously forfeited portion of his Matching and Company Accounts and any vested portion of his Matching and Company Accounts which have not been distributed shall be held in separate, fully vested accounts until such Participant becomes fully vested under Section 7.5 whereupon such separate accounts shall be merged with the Matching and Company Accounts of the same kind otherwise maintained for him under this Plan.

                           If such a terminated Participant is reemployed and
becomes an Eligible Employee before incurring five (5) consecutive One-Year Breaks in Service, the full amount of the non-vested balance of his Matching and Company Accounts shall be restored to his credit, provided that no amounts have been forfeited from his Matching and Company Accounts, or if no distribution has previously been made to such Participant on account of his prior termination of employment. If the non-vested portion of the Participant's Matching and Company Accounts has been forfeited on account of a prior distribution to the Participant, the Participant shall have the right to repay to the Trust the full amount which was distributed to him from the Plan. Such repayment must be made before the earlier of five (5) years from the Participant's reemployment date, or the close of the first period of five (5) consecutive One-Year Breaks in Service following the distribution. Upon such repayment, the amount of such repayment, plus the amount which was previously forfeited, shall be restored to the Participant's Matching and Company Accounts. Such restoration shall be made initially from amounts forfeited by other Participants pursuant to Section 7.5 and then, if necessary, from additional Company contributions.

A.                         MANNER AND TIMING OF DISTRIBUTIONS.

(a) Whenever a Participant's vested Accounts become distributable to such Participant or his designated Beneficiary pursuant to this Article VII, subject to the provisions of paragraph (c) below, a Participant (or, in the event of the Participant's death, his Beneficiary) may elect the form of distribution of his Account under one or more of the options set forth below by filing a written election with the Committee.

         OPTION A:         One lump sum payment in cash (subject to paragraph
                           (d) below).

         OPTION B:         Payments in cash (subject to paragraph (d) below)
                           in monthly, quarterly, semi-annual or annual installments over a period certain not exceeding the life expectancy of the Participant and his designated
                           Beneficiary. The amount of each payment hereunder shall be equal to the total amount in the Account remaining to be distributed under this Option B to such Participant or his Beneficiary divided by the number of payments remaining to be made under this Option B, inclusive of the current payment.

         OPTION C:         Purchase of a nontransferable annuity contract
                           payable over the life or life expectancy of the Participant (or Participant and his designated
                           Beneficiary), which satisfies the requirements of
                           Section 401(a)(9) of the Code.


                           Notwithstanding the provisions of paragraph
(a) above, if the aggregate benefit payable to a Participant does not exceed $5,000, the Committee shall direct the Trustee to distribute such benefit to the Participant in one lump sum payment.

                           If the aggregate benefit payable to a Participant
hereunder exceeds $5,000, the full amount of such Participant's Account shall be applied to the purchase of a "qualified joint and survivor annuity" pursuant to Option C, unless the Participant waives such form of payment and such Participant's spouse, if any, consents to such waiver pursuant to Section 7.8. Payments under such "qualified joint and survivor annuity" shall commence on the first day of the month following the Participant's attainment of age 62 or termination of employment, whichever is later, unless such Participant consents in writing to an earlier commencement. For purposes of this paragraph (c), a "qualified joint and survivor annuity" is a nontransferable annuity contract which provides for monthly payments to the Participant for life and, in the case of a married Participant, with monthly payments continuing after his death to his spouse for her life equal to 50% of the amount payable during the Participant's lifetime.

                           Whenever during any Plan Year the vested amount
standing to the credit of a Participant's Accounts becomes distributable pursuant to Sections 7.2 through 7.5, the distribution shall be made in cash; provided, however, that is a Participant or Beneficiary so demands, such benefit to the extent comprised of Company Stock shall be distributed in the form of Company Stock. Prior to making a distribution of benefits, the Committee shall advise the Participant or his Beneficiary, in writing, of the right to demand such distribution of Company Stock.

                           Whenever during any Plan Year the vested amount
standing to the credit of a Participant's Accounts becomes distributable pursuant to Sections 7.2 through 7.5, the distribution shall commence within a reasonable time thereafter; PROVIDED, however, that in no event shall the distribution of a Participant's Accounts, unless the Participant elects otherwise, begin later than the 60th day after the close of the Plan Year in which the later of the following events occurs:

         The date the Participant attains age 60;

         The Participant's termination of employment with the Company;

         The tenth (10th) anniversary of the year the Participant commenced membership in the Plan.

For purposes of the foregoing sentence, a distribution made later than the date specified above shall be deemed to be made as of such date if it is made not later than the 60th day following the date on which the amount of such distribution is finally ascertained.

                           Notwithstanding any provision to the contrary, in
order to comply with Sections 401(a)(9), 411(a)(11) and 414(p) of the Code, the following provisions shall apply:

                                    If the sum of a Participant's Account
         balances to be distributed upon retirement, disability or other termination of employment under Section 7.2, 7.3 or 7.5 is greater than $5,000, such Accounts shall not be distributed in whole or in part until the Participant attains age 62 or dies, whichever is earlier, unless the Participant and his spouse consent to an earlier distribution in writing.

                                    Distribution of benefits to a Participant
         who attains age 70 1/2 after 1998 shall begin later no than the April 1 next following the calendar year in which such Participant (A) attains age 70 1/2 or (B) terminates employment with the Company, whichever is later (the "Required Distribution Date"). Clause (B) shall not apply in the case of a Participant who is a "five percent owner" at any time during the Plan Year ending in the calendar year in which the Participant attains age 70 1/2. If the Participant becomes a "five percent owner" during any subsequent Plan Year, the required distribution date shall be April 1 of the calendar year following such Plan Year. For purposes of this subsection, a "five percent owner" is defined in Section 416(i)(1)(B)(i) of the Code.

                                    Distribution of benefits to a Participant
         who attains or attained 70 1/2 before 1999 shall begin no later than the April 1 next following the calendar year in which such Participant attains age 70 1/2 (the "Required Distribution Date"); provided, a Participant who is not a five percent owner may elect to defer distribution of benefits until after his termination of employment with the Company.

                                    In the event a Participant attains his
         Required Distribution Date, his required minimum distribution shall be calculated following the regulations promulgated under Section 401(a)(9) of the Code and based on the life expectancy of the Participant or the joint life and last survivor expectancies of the Participant and his designated beneficiary. Life expectancy shall be calculated in accordance with Table V or VI of Treasury Regulations
         Section 1.72-9. The life expectancy of the Participant (and the Participant's spousal designated Beneficiary) may be recalculated at the election of the Participant (or Participant's spousal designated Beneficiary if the Participant dies before his Required Distribution
         Date); provided, absent an election to recalculate, life expectancy of the Participant (and his spouse, if applicable) shall not be recalculated. If someone other than the Participant's spouse is the designated Beneficiary, then the required minimum distribution shall also meet the minimum distribution incidental benefit requirement as set forth in the regulations promulgated under Section 401(a)(9) of the Code.

                                    If a Participant dies after his Required
         Distribution Date, the remaining portion of his interest shall be distributed at least as rapidly as under the method of distribution in effect as of the date of death. If a Participant dies before his Required Distribution Date, his entire interest shall be distributed to his Beneficiary no later than December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death; provided, however, that if the Participant's Beneficiary is the surviving spouse, the Participant's entire interest shall be paid to his surviving spouse no later than December 31 of the calendar year in which the Participant would have attained age 70 1/2, if such date is later; and provided, further, that if the Participant's Beneficiary is not the surviving spouse, the Participant's entire interest may be distributed to the Beneficiary over a period not exceeding the life expectancy of the Beneficiary if the distribution begins no later than December 31 of the calendar year following the calendar year of the Participant's death.

                                    If, and to the extent that, any portion of a
         Participant's Accounts is payable to a former spouse pursuant to a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code, the provisions of said order shall govern the distribution thereof. Such an order may provide for payments to a former spouse or dependent from a Participant's account balances even though the Participant is still employed by the Company or is otherwise not eligible for the distribution of benefits under the Plan.

A.                         WAIVER AND SPOUSAL CONSENT.

1. A Participant may waive his right to receive distribution of his Accounts as a "qualified joint and survivor annuity" pursuant to of Section 7.7(d) and/or his spouse's right to receive the "pre-retirement survivor annuity" pursuant to Section 7.4(a) in the event of his death; provided, however, that such a waiver shall not be effective unless it is in a writing which satisfies the following conditions:

                                    the Participant's spouse has consented to
         such waiver in a writing, such waiver designates a beneficiary (or form of benefit) which may not be changed without spousal consent (or the consent of the spouse expressly permits such changes by the Participant without any further consent by the spouse) and the spouse's consent acknowledges the effect thereof and is witnessed by a notary public or a Plan representative; provided, however, that a spouse's consent shall not be required if the Participant establishes to the satisfaction of the Committee that the consent of the spouse cannot be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances prescribed by applicable regulations; and

                                    either (A) such a waiver of a "qualified
         joint and survivor annuity" and any spousal consent thereto are made within 90 days prior to the Participant's annuity starting date, or (B) such a waiver of the pre-retirement survivor annuity and any spousal consent thereto are made during an election period beginning on the first day of the Plan Year in which the Participant attains age 35 or becomes a Participant (whichever is later) and ending on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided a written explanation of the pre-retirement survivor annuity is given to the Participant and the waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35. In the event a vested Participant terminates employment prior to the beginning of the election period, the election period shall begin on the date of such termination of employment.

                           A revocation of a prior waiver may be made by a
Participant, without the consent of his spouse, at any time during the period in which such election could have been made. After such a revocation, the Participant shall be free to make a new waiver in accordance with the requirements of this Section 7.8. The number of revocations shall not be limited. Any consent given by a Participant's spouse shall be effective only with regard to such spouse.

                           The Committee shall provide each Participant with
such general information regarding his spouse's entitlement to the pre-retirement survivor annuity pursuant to Section 7.4(a) and his entitlement to receive distribution of his Account in the form of a "qualified and joint survivor annuity" pursuant to Section 7.7(c) and, upon request within 60 days of receipt of such general information, with such additional specific financial information as is required by Sections 401(a)(11) and 417 of the Code and the regulations promulgated thereunder. Such information shall be provided at such time and in such manner as is consistent with the requirements of said regulations.

A.                         DIRECT ROLLOVERS.

1. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Committee and subject to the spousal consent requirement of Section 7.8, to have any portion of an Eligible Rollover Distribution from the Plan paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover.

                           Distributions may commence less than 30 days after
the notice under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                                    The Committee clearly informs the
         Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                                    The Participant affirmatively elects a
         distribution at least seven (7) days after receiving the notice.

                           Whenever used in this Section 7.9, the following
words shall have the following meanings:

                                    ELIGIBLE ROLLOVER DISTRIBUTION. An Eligible
         Rollover Distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income.

                                    ELIGIBLE RETIREMENT PLAN. An Eligible
         Retirement Plan is an individual retirement account described in
         Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity Plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                                    DISTRIBUTEE. A distributee includes an
         Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section

         414(p) of the Code, are distributee with regard to the interest of the spouse or former spouse.

                                    DIRECT ROLLOVER. A Direct Rollover is a
         payment by the Plan to the Eligible Retirement Plan specified by the distributee.

                           I.       WITHDRAWALS AND LOANS PRIOR TO
                                 TERMINATION OF EMPLOYMENT

                  IN-SERVICE WITHDRAWALS. Each Participant may make in-service withdrawals from the Plan during employment subject to the provisions of this Article. A married Participant must obtain the consent of his spouse in accordance with the provisions of Section 7.8 to obtain a withdrawal hereunder. Withdrawal requests shall be made through the voice response system provided by the Committee's administrative delegate or through such other procedure permitted by the Committee and shall specify the amount of the withdrawal and such other information (oral or written) as may be required by the Committee or its administrative delegate. In-service withdrawal amounts shall be taken first pro rata among the Investment Funds in each Account and then, if necessary, from any Brokerage Account in each Account.

                  IN-SERVICE WITHDRAWALS FOR HARDSHIP. In accordance to the restrictions and provisions described in this Section 8.2 and other rules and procedures prescribed by the Committee, a Participant who is an Eligible Employee and who has an immediate and heavy financial need may request an in-service withdrawal from such of his Accounts in which he is 100 percent vested. Any withdrawal from such accounts shall be made in the following sequence, taking into consideration only those accounts in which the Participant is 100 percent vested:

                           First, from amounts allocated to his Voluntary
                           Account;

                           then, from amounts allocated to his Rollover Account;

                           then, from amounts allocated to his Company Account;

                           then, from amounts allocated to his Matching Account; and lastly, from Tax-Deferred Contributions allocated to his Tax-Deferred Account; provided that no investment earnings allocated to the Tax-Deferred Account after December 31, 1988 shall be subject to in-service withdrawal on account of financial hardship.

         No withdrawals shall be permitted until the Participant has borrowed the maximum loan permissible under Section 8.3. All withdrawals shall be subject to the consent of the Participant's spouse in accordance with the provisions of
Section 7.8.

         The withdrawal of any amount from a Participant's accounts pursuant to this Section 8.2 shall be subject to the approval of the Committee or its administrative delegate. The basis for consenting or refusing to approve the Participant's request shall be its determination that the requested withdrawal is necessary to allow such Participant to meet an immediate and heavy financial need which such Participant is not able to meet from any other reasonably available resources. The foregoing standard shall be applied by the Committee or its administrative delegate so as to conform to the requirement of Section 401(k) of the Code and the regulations thereunder.

         A distribution shall be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

                  (a) Medical expenses described in Section 213(d) of the Code previously incurred by the Participant, his spouse or his dependents or expenses necessary for these persons to obtain medical care, which expenses are not covered by insurance;

                  (b) Purchase (excluding mortgage payments) of a principal residence of the Participant;

                  (c) Payment of tuition, related educational fees and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his spouse, his children or his dependents;

                  (d) The need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence;

                  (e) Funeral expenses for a Participant of the Participant's family;

                  (f) Any other financial need permitted by the Commissioner of the Internal Revenue Service.

         If a Participant has an immediate and heavy financial need as described above, he may receive a hardship withdrawal not in excess of the amount of the immediate and heavy financial need (plus an amount necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution) provided the Committee determines that such Participant is not able to meet such need from any other reasonably available resources.

         A Participant who receives a hardship withdrawal from his Tax-Deferred Account pursuant to this Section 8.2 may not make Tax-Deferred Contributions to the Plan for at least 12 months after receipt of the withdrawal. In addition, such Participant may not make Tax-Deferred Contributions to the Plan for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the applicable limit under Section 402(g) for such next taxable year less the amount of such Participant's Tax-Deferred Contributions for the taxable year of the hardship withdrawal.

                  LOANS TO PARTICIPANTS. Upon application of a Participant who is an Employee, the Committee may direct the Trustee to lend to the Participant such amount or amounts as the Committee may determine proper from the Participant's accounts in the Plan; provided that the aggregate amount of all outstanding loans from this Plan, including accrued interest thereon, shall not exceed the lesser of (a) $50,000, reduced by the excess of the highest outstanding loan balance of loans from the Plan during the one (1) year period ending on the day before the date such loan is made over the outstanding balance of loans from the Plan on the date on which such loan was made, or (b) 50 percent of the sum (determined at the time the loan is made) of the Participant's vested account balances under the Plan. Any loan application shall be made through the voice response system provided by the Committee's administrative delegate.

         Each loan to Participants shall meet the following requirements:

                                    Loans shall be made available to all
         Participants on a reasonably equivalent basis. For this purpose, the Committee may make reasonable distinctions based upon credit worthiness, other obligations of the Participant and other factors that may adversely affect the ability to assure repayment.

                                    Loans shall not be made available to Highly
         Compensated Employees in an amount greater than the amount made available to other Participants.

                                    Loans shall be evidenced by the promissory
         notes of the Participant and shall bear an interest rate equal to the prime rate as published in the Wall Street Journal plus two percent fixed at the start of each loan.

                                    Loans shall be secured by the Participant's
         vested interest in the Trust; provided the Participant must obtain the consent of his spouse (if any) in accordance with the provisions of
         Section 7.8 to obtain any loan hereunder.

                                    A default will occur if a Participant misses
         any loan repayment and does not make payment prior to the expiration of a 90-day grace period after the date of such missed repayment. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

                                    Each loan shall by its terms require that
         repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five
         (5) years from the date of the loan. If the loan is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time such loan is made) as a principal residence of the Participant, then the repayment period shall not extend beyond ten (10) years.

                                    The minimum loan amount shall be $1,000 and
         no Participant may have more than one (1) outstanding loan from this Plan at any time.

                                    Each loan shall ordinarily be repaid by
         payroll deduction; provided, a terminated Participant who has a loan outstanding shall be eligible to repay such outstanding loan in accordance with procedures established by the Committee; and provided further, a Participant may elect at any time to pre-pay the outstanding balance in full.

                                    Loan repayment may be suspended under the
         Plan as permitted under Section 72(p)(2)(C) of the Code and regulations thereunder.

                                    Each such loan shall be administered in
         accordance with the Plan's loan policy.

                                    A Participant's Accounts may be charged with
         a reasonable loan administrative fee.

         Each such loan shall be deemed to be an investment made at the direction of such Participant and shall be credited to the separate investment account of the borrowing Participant. The Participant's Accounts shall be reduced to the extent necessary to permit the establishment of a separate loan account for such Participant in the following order: Voluntary Account, Rollover Account, QNEC Account, Company Account, Tax-Deferred Account and Company Matching Account. Such reduction shall be taken first pro rata among the Investment Funds in the account and then, if necessary, from any Brokerage Account in each account. All interest and loan repayments, adjusted for administrative expenses, shall be credited to such Participant's separate loan account. Amounts credited to such Participant's separate loan account as a result of payments of interest and principal shall be credited to the Participant's Accounts in the inverse order used to fund the loan and shall be reinvested as soon as practicable in the Investment Funds in accordance with the investment election of the Participant for new contributions currently on file with the Committee.

         If a former Participant with an outstanding loan fails to make any loan repayment, upon the expiration of a 90-day grace period, the Committee shall direct the Trustee to apply his Account balance in payment of the entire outstanding loan principal, whether or not then due, and any interest theretofore accrued.

                            AMENDMENT AND TERMINATION

                  RIGHT TO AMEND OR TERMINATE. GZA GeoEnvironmental Technologies, Inc. reserves the right at any time and from time to time to amend this Agreement, in whole or in part, or discontinue or terminate the Plan and its underlying Trust, by delivering to the Committee and the Trustee a copy of an amendment or appropriate resolution of discontinuance or termination and specifying therein the date as of which the Plan and Trust shall be amended, discontinued or terminated; PROVIDED, however, that except as provided in
Section 9.2, GZA GeoEnvironmental Technologies, Inc. shall have no power to amend, discontinue or terminate this Agreement in such manner as would cause or permit (a) any of the Trust assets to be diverted to purposes other than for the exclusive benefit of the Employees of the Company or their Beneficiaries or estates; (b) any reduction in the amount theretofore credited to the Account of any Participant; (c) any portion of the Trust assets to revert to or become the property of the Company; (d) the duties or liabilities of the Committee to be increased without its written consent, and/or (e) the elimination of a subsidy or an optional form of benefit with respect to amounts credited to a Participant's Accounts prior to the amendment.

                  AMENDMENT FOR TAX EXEMPTION. GZA GeoEnvironmental Technologies, Inc. reserves the right to amend this Plan document, the Trust Agreement and the Trust established thereunder in such manner as may be necessary or advisable so that said Trust may qualify and continue to qualify as an exempt employees' trust under the provisions of the Code; and any such amendment may be made retroactively.

                  LIQUIDATION OF TRUST IN EVENT OF TERMINATION. In the event of termination of this Plan and Trust, or complete discontinuance of contributions thereto by GZA GeoEnvironmental Technologies, Inc., the rights of all Participants to amounts theretofore credited to their Accounts shall continue to be fully vested and nonforfeitable. Upon such termination or discontinuance, the Committee shall direct the Trustee to hold the assets of the Trust in accordance with the provisions of the Plan, and after payment of all expenses and revaluation of the Trust, the Committee shall direct the Trustee to distribute from time to time to the Participants (including retired or terminated Participants) or other person or persons entitled thereto in accordance with such provisions; provided, however, that if the Plan is terminated without the establishment of a successor Plan, the Committee may direct the Trustee to proceed with such distribution at any time after such termination or discontinuance but prior to the time the Participants would otherwise become entitled thereto under the Plan. Any distribution under this Section shall be made in accordance with Section 7.7 commencing not later than the date prescribed for distribution. Distribution may be made wholly or partly in cash or in kind, PROVIDED that no person shall be required to accept distribution in any form other than cash.

                  TERMINATION OF PLAN AND TRUST. This Agreement and the Plan and the underlying Trust shall in any event terminate whenever all property held under the Trust shall have been distributed in accordance with the terms hereof.

                           ADMINISTRATION OF THE PLAN

                  FIDUCIARIES. The named fiduciaries with respect to the Plan shall be the Company, the Committee, the Investment Manager or Managers, and the Trustee. The responsibilities of the named fiduciaries shall be allocated as provided herein, and each such fiduciary shall have only those responsibilities and obligations that are specifically imposed upon him or it by the Plan or the Trust Agreement. It is intended under this Plan that each of the named fiduciaries shall be responsible for the proper exercise of his or its own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or failure to act of any other fiduciary.

         Each named fiduciary shall be entitled to delegate all or any part of his or its fiduciary responsibilities and obligations (except responsibilities related to the management of Trust assets) to any other person or entity. In the event of any such delegation, (a) the delegating fiduciary shall not be liable for any act or omission of the person to whom the responsibility has been delegated so long as the selection and retention of such person is prudent and
(b) the person to whom the fiduciary powers and obligations are delegated shall be responsible only for the proper exercise of the powers, duties, responsibilities and obligations that have been specifically delegated to him.

         Unless specifically exempted by applicable federal law, each fiduciary shall be bonded as required under ERISA.

                  THE COMPANY. The Company shall be responsible for making contributions to the Trust as provided in Article IV hereof.

                  GZA GEOENVIRONMENTAL TECHNOLOGIES, INC. GZA GeoEnvironmental Technologies, Inc. acting through the Committee, shall serve as the Plan Administrator. It shall also (a) appoint and remove each Participant of the Committee, the Trustee and any Investment Manager and the successor of any of them, and (b) have the power to amend and terminate this Plan and the Trust Agreement and the Trust established thereunder.

                  APPOINTMENT OF ADMINISTRATIVE COMMITTEE. The Plan shall be administered by the Administrative Committee (referred to throughout the Plan as the "Committee") which shall consist of one or more Participants as GZA GeoEnvironmental Technologies, Inc. shall determine from time to time. Such Participant shall be appointed by and serve at the pleasure of GZA GeoEnvironmental Technologies, Inc. Any Employee Participant of the Committee shall not be precluded from participating in this Plan, but shall not be permitted to make any decision or take any action with respect to his own participation in the Plan.

         Any action taken by the Committee shall be by majority rule of the members of the Committee. The Committee may delegate to any one of their number authority to sign documents on behalf of the Committee, or to perform ministerial acts, but no person to whom such authority is delegated shall perform any act involving the exercise of discretion without first obtaining the approval of the Committee. Any member of the Committee may resign at any time by providing the Company with written notice of his intent to resign. The Company may remove any member of the Committee at any time by providing such member written notification of his removal.

A.                         INVESTMENT MANAGER.

1. GZA GeoEnvironmental Technologies, Inc. may appoint one or more Investment Managers, as that term is defined in Section 3(38) of ERISA, to manage all or any portions of the Trust. Each Investment Manager shall have the power to manage the investment of (including the power to acquire and dispose of) the assets of the Trust which are specifically designated from time to time by GZA GeoEnvironmental Technologies, Inc. as being subject to the investment management of such Investment

Manager. GZA GeoEnvironmental Technologies, Inc. shall enter into a written contract with each Investment Manager and shall obtain from each Investment Manager a written acknowledgment that it is a fiduciary with respect to the Plan. GZA GeoEnvironmental Technologies, Inc. shall retain the right to remove and replace any Investment Manager.

                           The Trustee shall not have any authority with respect
to or responsibility for the investment management of any Trust assets with respect to which the appointment of an Investment Manager is in effect in accordance with the provisions of subsection (a) above. The Trustee shall not be under any obligation to question the propriety of any directions given by an Investment Manager, to review any securities or other property of the Trust constituting assets thereof with respect to which an Investment Manager has investment responsibility, to make any suggestions to such Investment Manager in connection therewith or to take any action with respect to the investment of any such assets. The Trustee shall not incur any liability or otherwise be responsible for any losses which may result from compliance with the directions of an Investment Manager given with respect to such assets, or failure to act in the absence of such directions.

                           Each Investment Manager shall have full and complete
discretion and authority with respect to managing the investment of all assets placed under its management from time to time including, without implied limitation, authority to purchase, sell, exchange, convert, trade and generally deal in securities and other assets subject to its investment control. Each Investment Manager shall have absolute authority and discretion to place brokerage orders on behalf of the Trust with such broker or brokers as the Investment Manager shall select in its sole discretion. Notwithstanding anything to the contrary elsewhere herein, the Investment Manager shall act in accordance with all investment objectives, investment restrictions, and investment guidelines established by the Committee from time to time. It shall incur no liability or other responsibility on account of any damage or loss which may result from its acting in accordance with said objectives, restrictions or guidelines. Except as otherwise provided in the investment guidelines established herein, each Investment Manager shall manage the investment of the assets under its control in its complete discretion and as though said assets constituted the entire fund. Each Investment Manager shall have the authority to exercise all investment powers hereunder with respect to such assets. No Investment Manager shall be responsible in any way for the management of other Trust assets which are not subject to its control or be under any obligation to inquire as to the management of any such other assets, nor shall any Investment Manager incur any liability as a result of the way in which any such other assets are managed or the way in which the Plan is otherwise administered.

                  CLAIMS PROCEDURE. The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of the claim for benefits to a Participant, former Participant or Beneficiary under the Plan shall be made within 90 days of submission of the claim and shall be stated in writing by it and delivered or mailed to the Participant, former Participant or Beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of its ability in a manner that may be understood without legal counsel.

         Any person whose claim has been denied shall have the opportunity to appeal such denial by written notification to the Committee within 60 days following receipt of notice of denial. Within 60 days following receipt of such written appeal, the Committee shall transmit written notification of its decision regarding the appeal to said person, provided, however, that if the Committee determines a hearing shall be necessary, such 60-day period shall be extended to 120 days.

                  RECORDS AND REPORTS. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA, and governmental regulations issued thereunder relating to records of Participant's length of service and retirement benefits; notifications to Participants; periodic registration with the Internal Revenue Service; and annual reports to the Internal Revenue Service and/or the Department of Labor.

                  POWERS AND DUTIES OF THE COMMITTEE. The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not limited to the following:

                           To construe and interpret the Plan, decide all
questions of eligibility and determine the amount and time of payment of any benefits hereunder;

                           To prescribe procedures to be followed by
Participants, former Participants or Beneficiaries in filing applications for benefits;

                           To prepare and distribute, in such manner as it
determines to be appropriate, information explaining the Plan;

                           To receive from the appropriate sources such
information as shall be necessary for the proper administration of the Plan;

                           To receive, review and keep on file (as it deems
convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the assets of the Plan;

                           To appoint or employ individuals to assist in the
administration of the Plan and any other agents it deems advisable, including legal counsel;

                           To direct the Trustee to pay reasonable expenses of
the Plan and Trust out of Trust assets;

                           To select appropriate investment vehicles, which may
include collective investment funds and self-directed brokerage accounts, to constitute the Investment Funds available under the Trust for the investment of Plan assets, to permit Participants to direct investment of their account balances in the Investment Funds, and to prescribe rules and procedures relating to such directed investment;

                           To enter into any and all contracts and agreements
for carrying out the terms of the Plan and the administration thereof, to select the Investment Funds available under the Trust and to do all acts as the Committee, in its sole discretion, may deem necessary or appropriate, and all such contracts, agreements, and acts shall be binding and conclusive on the parties hereto and on the Employees involved; and

                           To determine any facts necessary for it to carry out
its duties hereunder.

         The Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

                  RULES AND DECISIONS. The Committee may adopt such rules as it deems necessary, desirable, or appropriate. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Company or its the legal counsel, or the Trustee.

                  AUTHORIZATION OF BENEFIT PAYMENTS. The Committee shall issue directions to the appropriate party, including the Trustee, concerning the payment of all benefits which are to be paid from the assets of the Plan, and warrants that all such directions are in accordance with the provisions of this Plan.

                  APPLICATION AND FORMS FOR BENEFITS. The Committee may require a Participant or Beneficiary to complete and file with it an application for benefits and all other forms approved by it and furnish all pertinent information requested by it, including the Participant's or Beneficiary's current mailing address.

                  EMPLOYMENT OF AGENTS. The Committee may employ agents, including, but not limited to, investment counsel, custodians, accountants, consultants, or attorneys, to exercise and perform such services and duties (including any fiduciary responsibilities other than trustee responsibility) in connection with the administration of the Plan as it may direct. The compensation of such agents shall be an expense chargeable in accordance with this Section 10.12. The Committee shall be fully protected in delegating any such power or duty to or in acting upon the advice of any such agent, in whole or in part, and except as may be required by Federal law, shall not be liable for any act or omission of any such agent, the Committee's only duty being to use reasonable care in the selection and retention of any such agent.

                  DISCRETIONARY ACTION. Whenever under the provisions of the Plan the Committee is given any discretionary power or powers, such power or powers shall not be exercised in such manner as to cause any discrimination in favor of or against any Employee or class of Employees. Any discretionary action taken hereunder shall be consistent with any prior discretionary action taken under similar circumstances. There shall be kept, with the records of the Plan, a record of all discretionary action taken under any provision hereof, setting forth the date of such action, the Employee or Employees directly affected thereby, and the relevant facts on which a discretionary judgment was based.

                  FACILITY OF PAYMENT. Whenever, in the Committee's opinion, a person entitled to receive any benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may cause payments otherwise payable to such person to be made to such person's legal representative for his benefit. Any payment of benefits in accordance with the provisions of this Section 10.14 shall be a complete discharge of any liability for the making of such payment under the provisions of this Plan. In the event that a person entitled to receive any benefit hereunder cannot be located after reasonable efforts of the Committee, or in the event a distribution is made to a Participant by check and the check is not presented for payment within such time period as may be prescribed by the Committee, such person's benefit shall be forfeited, and shall be reapplied in such a way as to offset future Matching Contributions under this Plan; provided, however, that if such person subsequently files a claim for benefit with the Committee, such benefit shall be restored (by a special Company contribution or from current forfeitures) to the value previously forfeited.

                  COMPENSATION OF COMMITTEE AND PLAN EXPENSES. The Committee shall serve without compensation for services as such, but all expenses incurred by the Committee in administering the Plan shall constitute a charge upon the Trust, unless paid by the Company in its sole discretion. Such expenses shall include any expenses incident to the functioning of the Plan and Trust, including, but not limited to, attorneys' fees, fidelity bonding, accounting and clerical charges, trustee fees, Plan investment costs, record keeping fees, consultants' fees and other costs of administering the Plan and Trust.

Any fees payable to the Committee's administrative delegate which are chargeable to a Participant's Accounts shall be withdrawn from his Accounts in the following order: Tax-Deferred Account, Voluntary Account, Rollover Account, Company Account, QNEC Account, Matching Account. Such withdrawal shall be taken first pro rata among the Investment Funds in the account and then, if necessary, from any Brokerage Account in the account.

                  INDEMNIFICATION. The Company shall indemnify and hold harmless each Participant of the Committee from and against any and all claims, losses, damages, expenses (including reasonable attorneys' fees approved by the Company) and liability (including any reasonable amounts paid in settlement with the Company's approval) arising from any act or omission of such Participant, except when the same is judicially determined to be due to the willful misconduct of such Participant.

                  REVIEW OF DOMESTIC RELATIONS ORDERS. The Committee shall determine whether any domestic relations order received by the Plan is "qualified" within the meaning of Section 414(p) of the Code. Upon receipt of a domestic relations order, the Committee (a) shall promptly notify the Participant and each alternate payee under said order of the receipt by the Committee of said order and its procedures for determining the qualified status of said order, and (b) shall direct the Trustee to separately account for any amounts payable to an alternate payee pursuant to said order. Within a reasonable time thereafter, the Committee shall determine whether such order is a qualified domestic relations order and shall notify the Participant and each alternate payee of such determination. If, within the eighteen month period beginning on the first date any amount is payable to an alternate payee, the Committee determines the order is not qualified or is unable to determine whether or not relations order is "qualified" under

Section 414(p) of the Code, the amount previously segregated under (b) above shall again be merged with the Participant's accounts under the Plan and any subsequent determination that the order is qualified shall be applied prospectively only.

                  VOTING OF COMPANY STOCK. Each Participant shall have the right and shall be afforded the opportunity to direct the manner in which the interest of such Participant in Company Stock held in the Company Stock Fund shall be voted at all stockholders' meetings. To facilitate such right the Company shall deliver to each Participant a copy of all proxies, notices, and other information which it distributes to its shareholders generally and the Committee shall establish such procedures for the collection of Participants' instructions on the voting of such Company Stock and the timely transmission of such instructions to the Trustee as it shall determine to be appropriate. Any Company Stock held by the Trustee which is not yet allocable to any Participant shall be voted in the same manner and in the same proportion as the Company Stock with respect to which voting directions have been timely received. Any Company Stock allocable to the interests of Participants for which no signed voting-direction instrument is timely received from the Participant shall be voted by the Trustee in the same manner and in the same proportion as the Company Stock with respect to which voting directions have been timely received. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged to any person, including employees, officers and directors of the Company or any Affiliated Company; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a record keeper, auditor or other person providing services to the Plan if such person is not the Company, an Affiliated Company or any employee, officer or director thereof, and agrees not to divulge such directions to any other person, including employees, officers and directors of the Company and any Affiliated Company. Participants do not acquire ownership of Company Stock held by the Trustee for their account unless and until the Trustee delivers to them in accordance with Section 7.7 hereof stock certificates which have been registered in their names on the stock books of the Company. For purposes of this Section 10.18, each Participant shall be a named fiduciary under the Plan with respect to the sum of (a) the shares of Company Stock representing his interest in the Company Stock Fund and (b) a proportionate number of any undirected shares of Company Stock. Each Participant's proportionate share shall be a fraction, the numerator of which shall be the number of shares of Company Stock for which he provides instructions to the Trustee in a timely manner and the denominator of which shall be the total number of shares of Company Stock for which instructions are timely provided to the Trustee. For purposes of this
Section 10.18, the term "Participant" shall include a former Participant, a surviving spouse or other Beneficiary, whichever is applicable.

                  TENDER OFFER OR EXCHANGE OFFER. In the event of a tender offer or exchange offer by any person (including the Company) for any or all shares of Company Stock held in the Trust, each Participant shall have the right and shall be afforded the opportunity to direct in writing whether the shares of Company Stock (including any fractional shares) representing his interest in the Company Stock Fund shall be tendered or exchanged in response to such offer. The Trustee shall act with respect to such Company Stock in accordance with such written instructions. To the extent that the Trustee does not receive timely instructions from a Participant, the shares of Company Stock representing his interest in the Company Stock Fund will not be tendered. To facilitate the foregoing right of the Participants, the Company shall utilize its best efforts to distribute or cause to be distributed to each Participant substantially the same information as may be distributed to the stockholders of the Company in connection with such offer and the Committee shall establish such procedures for the collection of Participants' instructions with respect to such Company Stock and the timely transmission of such instructions to the Trustee as it shall determine to be appropriate. The instructions received by the Trustee from Participants shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including employees, officers and directors of the Company; or any Affiliated Company; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a record keeper, auditor or other person providing services to the Plan if such person is not the Company, an Affiliated Company or any employee, officer, or director thereof, and agrees not to divulge such instructions to any other person, including employees, officers and directors and directors of the Company and any Affiliated Company. For purposes of this Section 10.19, each Participant shall be a named fiduciary under the Plan with respect to the shares of Company Stock representing his interest in the Company Stock Fund. For purposes of this Section 10.19, the term "Participant" shall include a former Participant, surviving spouse or other Beneficiary, whichever is applicable.

                                   THE COMPANY

                  NO CONTRACT OF EMPLOYMENT. Neither the Plan nor the trust agreement shall be construed as creating any contract of employment between the Company and any Participant, Employee or other person, and nothing herein contained shall give any person the right to be retained in the employ of the Company or otherwise restrain the Company's right to deal with its employees, including Participants and Employees, and their admission, hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan or underlying Trust did not exist.

                  LIABILITY OF THE COMPANY. Subject to its agreement to indemnify the Committee as provided in Section 10.16 and except as otherwise provided by applicable Federal law, neither the Company nor any person acting in behalf of the Company shall be liable for any act or omission on the part of the Committee, or for any act performed or the failure to perform any act by any person with respect to this Agreement, the Plan or Trust, GZA GeoEnvironmental Technologies, Inc.'s only duty being to use reasonable care in the selection of the Committee, the Trustee and any Investment Manager.

                  ACTION BY THE COMPANY. Whenever under the terms of this Agreement, the Company is permitted or required to take any action, such action taken by an authorized agent of the Company shall be deemed to be the action of the Company, as applicable. The execution of any direction, document or certificate in behalf of the Company by any of its authorized agents shall constitute his certification of his authority with respect thereto, and the Committee or other person shall be protected in accepting and relying upon any such direction, document or certificate and is released from inquiry into the authority of any agent of the Company.

                  SUCCESSOR TO BUSINESS OF GZA GEOENVIRONMENTAL TECHNOLOGIES, INC. Unless this Plan and underlying Trust be sooner terminated, a successor to the business of GZA GeoEnvironmental Technologies, Inc., by whatever form or manner resulting, may continue the Plan and underlying Trust, and such successor shall ipso facto succeed to all the rights, powers and duties of GZA GeoEnvironmental Technologies, Inc. hereunder. The employment of any Employee who has continued in the employ of such successor shall not be deemed to have been terminated or severed for any purposes hereunder by reason of such succession.

                       ADDITIONAL PARTICIPATING COMPANIES

                  PARTICIPATION. Any Affiliated Company may, with the consent of GZA GeoEnvironmental Technologies, Inc., become a participating Company by action of the board of directors of such Affiliated Company adopting the Plan and the Trust as a plan and a trust for the benefit of its employees. Any such additional participating Company is hereinafter referred to in this Article XII as a "Participating Company."

                  EFFECTIVE DATE. The participation of a Participating Company shall take effect as of the date of its action to adopt the Plan and Trust or such other date as it may specify.

                  ADMINISTRATION. Each Participating Company shall be deemed the "Company" and shall have and exercise all the rights, powers, and duties thereof with respect to the Plan as applied to itself and its employees and that part of the Trust which represents accounts of Participants employed by it. Subject to Sections 10.2 and 12.4, each Participating Company hereby authorizes GZA GeoEnvironmental Technologies, Inc. to exercise on its behalf all such rights, powers, and duties, including amendment or termination of the Plan.

                  TERMINATION. If the Plan shall be terminated by any one Participating Company, the Trust shall be valued pursuant to Section 5.8 and assets representing the accounts of all Participants employed by such Participating Subsidiary shall be segregated into a separate trust and held subject to the provisions of the Plan, and all rights, powers, and duties of the Company and GZA GeoEnvironmental Technologies, Inc. with respect to such separate trust shall be exercised by such Participating Company.

                           I.       TOP-HEAVY PROVISIONS

A. GENERAL RULE. For any Plan Year for which this Plan is a "top-heavy plan" as defined in Section 13.4 below, any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to the minimum contribution provisions set by Section 13.2 and the minimum vesting provisions set by Section 13.3.

                  MINIMUM CONTRIBUTION PROVISIONS. Each Participant who is a non-key employee (as defined in Section 13.6 below) shall be entitled to a minimum contribution under the Plan (excluding Matching Contributions but including discretionary Company Contributions and contributions made by the Company pursuant to Sections 6.2(c) and 6.3(c)) equal to the lesser of (a) 3% of the Participant's Total Compensation, or (b) the highest percentage of Total Compensation contributed on behalf of a Key Employee.

                  MINIMUM VESTING PROVISIONS. Each Participant who is a non-key employee (as defined in Section 13.6 below) shall have his vested percentage in his Company Account and Matching Account determined under the following schedule:

             Years of Vesting Service             Vested Percentage

                Less than 2                                 0%
                          2                                20%
                          3                                40%
                          4                                60%
                          5                                80%
                  6 or more                               100%

         Once a Participant becomes subject to the above vesting schedule, such vesting schedule shall continue to apply to such Participant's Company Account and Matching Account in the future, regardless of whether the Plan continues to be top heavy.

                  TOP-HEAVY PLAN DEFINITION. This Plan shall be a "top-heavy plan" for any Plan Year if, as of the determination date (as defined in Section 13.4(a) below), the sum of the Accounts under the Plan for Participants (including former Participants) who are "Key Employees" (as defined in Section 13.5 below) exceeds 60 percent of the sum of the Accounts under the Plan for all Participants (excluding the Accounts of former "Key Employees" and of Employees who have not performed any services for the Company or an Affiliated Company at any time during the five-year period ending on the determination date) unless the Plan is part of an aggregation group or if this Plan is part of an aggregation group (as defined in Section 13.4(b) below) which for such Plan Year is a top-heavy group (as defined in Section 13.4(c) below).

                           "Determination date" means for any Plan Year the last
day of the immediately preceding Plan Year.

                           "Aggregation group" means the group of plans, if any,
that includes the group of plans that are required to be aggregated and, if the Committee so elects, the group of plans that are permitted to be aggregated.

                                    the group of plans that are required to be
         aggregated (the "required aggregation group") includes:

                                    (A) each plan of the Company (and of other
                  companies which are required to be aggregated with the Company by reason of Section 414(b), 414(c) or 414(m) of the Code) in which a "Key Employee" is a Participant, and

                                    (B) each other plan of the Company (and of
                  other companies which are required to be aggregated with the Company by reason of Section 414(b), 414(c) or 414(m) of the
                  Code) which enables a plan in which a Key Employee is a Participant to meet the requirements of either Section 401(a)(4) or Section 410 of the Code.

                                    The plans that are permitted to be
         aggregated (the "permissive aggregation group") includes any plan that is not part of the "required aggregation group" that the Committee certifies as constituting a plan within the "permissive aggregation group". Such plans may be added to the "permissive aggregation group" only if, after the addition, the "aggregation group" as a whole continues to meet the requirements of both Section 401(a)(4) and
         Section 410 of the Code.

                           "Top-heavy group" means the "aggregation group", if
as of the applicable determination date, the sum of the present value of the accrued benefits for "Key Employees" under all defined benefit plans included in the "aggregation group" plus the aggregate of the accounts of "Key Employees" under all defined contribution plans included in the "aggregation group" exceeds 60 percent of the sum of the present value of the accrued benefits for all employees under all such defined benefit plans plus the aggregate accounts for all Employees under such defined contribution plans (excluding the accrued benefit and accounts of former "Key Employees" and of Employees who have not received any remuneration from the Company at any time during the five-year period ending on the determination date).

                           In determining whether this Plan constitutes a
"top-heavy plan" the Committee shall follow the rules set forth in Section 416 of the Code and regulations pertaining thereto.

                  KEY EMPLOYEE. The term "Key Employee" means any Participant (and any Beneficiary of a Participant) under this Plan who is a "Key Employee" as determined in accordance with Section 416(i)(1) of the Code.

                  NON-KEY EMPLOYEE. The term "non-key employee" means any Employee (and any Beneficiary of an Employee) who is a "non-key employee" as determined in accordance with Section 416(i)(2) of the Code.

                                  MISCELLANEOUS

                  SPENDTHRIFT PROVISION. To the maximum extent permitted by law, beneficial interests of Participants or their Beneficiaries in the Trust shall not be assignable nor subject to alienation, sale, transfer, pledge, encumbrance, mortgage, attachment nor receivership, nor shall they pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of any such person, except obligations of a Participant to the Trust in connection with one or more loans to such Participant pursuant to Section 8.5 of this Agreement or obligations of a Participant pursuant to a qualified domestic relations order within the meaning of Sections 401(a)(13)(B) and 414(p) of the Code. Any attempt at such assignment, alienation, sale, transfer, pledge, encumbrance, mortgage or attachment shall be void.

                  MERGER OR CONSOLIDATION. In the event that this Plan is merged with or consolidated with any other Plan, or the assets or liabilities accrued under this Plan are transferred to any other Plan, each Participant's benefit under such other Plan shall be at least as great immediately after such merger, consolidation or transfer (if such Plan were then to terminate) as the benefit to which he would have been entitled under this Plan immediately before such merger, consolidation or transfer (if the Plan were then to terminate).

                  CONSTRUCTION. In any question of interpretation or other matter of doubt, the Committee and the Company may rely upon the opinion of counsel for the Company or any other attorney at law designated by the Company. The provisions of this Agreement shall be construed, administered and enforced according to the laws of the United States and, to the extent permitted by such laws, by the laws of The

Commonwealth of Massachusetts. All contributions to the Trust shall be deemed to be made in the State of Missouri.

                  LEASED EMPLOYEES. A "leased employee" shall receive credit for Hours of Service and Years of Service for the entire period during which he is a leased employee of the Company as if he were an Employee of the Company; provided, however, that a leased employee shall not be an Employee eligible to participate in the Plan as long as he remains a leased employee. For purpose of this Section 14.4, the term "leased employee" means any person (a) who is not an Employee of the Company and (b) who pursuant to an agreement between the Company and any other person (a "leasing organization") has performed services for the Company on a substantially full-time basis for a period of at least one year and such services are performed under primary direction or control by the Company. Notwithstanding the foregoing, if leased employees constitute less than 20 percent of the Company's nonhighly compensated work force within the meaning of
Section 414(n)(5) of the Code, a person who is covered by a money purchase pension Plan maintained by the leasing organization which provides a nonintegrated employer contribution rate of at least ten percent) of compensation, immediate participation and full and immediate vesting shall not be considered a "leased employee."

                  DEFINITION OF WORDS. Feminine or neuter pronouns shall be substituted for those of the masculine form, the plural shall be substituted for the singular, and vice versa, in any place or places herein where the context may require such substitution or substitutions. Words such as "herein," "hereunder," "hereof" and the like refer to this Agreement as a whole and not merely to the Article or Section in which they appear, unless the context clearly requires otherwise.

                  USERRA. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

                  TITLES. The titles of Articles and Sections are included only for convenience and shall not be construed as a part of this Agreement or in any respect affecting or modifying its provisions.

                  CORRECTION METHODS. The Company may make any corrections under the Plan necessary to retain the qualified status of the Plan and Trust under Code Sections 401(a) and 501(a). Such corrections shall include, but not be limited to, any corrections described in the Internal Revenue Service's Employee Plans Compliance Resolution System.

         A. EXECUTION OF AGREEMENT. THIS AGREEMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND EACH FULLY EXECUTED COUNTERPART SHALL BE DEEMED AN ORIGINAL FOR ALL PURPOSES.

         IN WITNESS WHEREOF THIS AGREEMENT HAS BEEN SIGNED AND SEALED FOR AND IN
BEHALF OF THE COMPANY BY ITS DULY AUTHORIZED OFFICER THIS     DAY OF     , 1998.


                                         GZA GEOENVIRONMENTAL TECHNOLOGIES, INC.



                                         BY:
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